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                              ARTHUR ANDERSEN LLP

                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports and to all references to our Firm included in or made a part of this Registration Statement on Form S-8.


/s/ Arthur Andersen LLP

Chicago, Illinois
June 3, 1999